SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     September 5, 2001

HEI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-10078	41-0944876
(Commission File Number)	(IRS Employer Identification No.)

1495 Steiger Lake Lane, Victoria, Minnesota	55386
(Address of Principal Executive Offices)	(Zip Code)

952-443-2500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Table of Contents

SIGNATURES
INDEX TO EXHIBITS

Item 9. Regulation FD Disclosure.

     On September 5, 2001, HEI, Inc. management met with a financial analyst and discussed various aspects of HEI’s business. A copy of the presentation materials used by HEI’s President and HEI’s Chief Executive Officer at this meeting is filed as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED, this 5th day of September, 2001.

HEI, Inc. By: /s/ Donald Reynolds Donald Reynolds President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Analyst meeting, September 5, 2001.

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